Fees Summary	Mar. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,033,000
Previously Paid Amount	0
Total Fee Amount	152,798.86
Total Offset Amount	0
Net Fee	$ 152,798.86